Exhibit 10.43


                AMENDMENT NO. 1 TO SUPPLY AND SERVICES AGREEMENT

      THIS AMENDMENT NO. 1 TO SUPPLY AND SERVICES AGREEMENT (this "Amendment") is made and entered into as of the 12th day of February 2002 (the "Effective Date") by and between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation ("PPTI") and SPINE WAVE, INC., a Delaware corporation ("Company") and amends the terms and conditions of that certain Supply and Services Agreement dated as of April 12, 2001 by and between the Company and PPTI (the "Original Agreement").


                              W I T N E S S E T H:


      WHEREAS, PPTI and Company are parties to the Original Agreement;

      WHEREAS, PPTI and the Company desire to amend certain of the terms of the Original Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      A. Definitions and Sections. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Original Agreement. Section and Schedule references in this Amendment shall be to Sections of and Schedules to the Original Agreement, as amended hereby.

      B. Amendment of Section 2(a) and 2(b). Sections 2(a) and 2(b) are hereby deleted and amended and restated to read as follows:

            (a) During the Initial Term, PPTI shall provide Materials to Company and Company shall purchase Materials from PPTI for Non-Clinical Use as set forth in Amended and Restated Schedule 1 attached hereto.

            (b) During the Start-Up Term subsequent to the Initial Term, PPTI shall provide Materials to the Company and Company shall purchase Materials from PPTI as set forth in the Amended and Restated Schedule 2 attached hereto.

      C. Amendment of Section 5.1. The last sentence of Section 5.1 is hereby deleted and amended and restated to read as follows: PPTI shall provide the accommodations listed above to the Company at no additional charge to the Company.

      D. Amendment of Sections 6(c) and 6(d). Sections 6(c) and (d) are hereby deleted and amended and restated to read as follows:

            (c) The parties agree that the Additional Term began on February 12,
      2002 and will end on February 11, 2003, absent a default or breach of the Original Agreement as amended hereby. On the first day of March, 2002 (subject to a fifteen (15) business day grace period) and on the first day of each of the next five (5) consecutive months thereafter (e.g. April 1, 2002 through August 1, 2002, both inclusive), the Company shall pay PPTI the sum of **. On the first day of September, 2002 and on the first day of each consecutive month thereafter throughout the remainder of the Additional Term, the Company shall pay PPTI the sum of **. PPTI shall throughout the Additional Term continue to apply project accounting to the work under the Original Agreement and within ** after the close of each month during the Additional Term and within ** following the termination of the Original Agreement, PPTI shall provide the Company with a statement
      (i) setting forth the Materials, Additional Services, Design Services and other services provided to Company by PPTI **, and (ii) itemizing any applicable credits due to the Company as set forth below and additional payments due PPTI pursuant to paragraph (d) below. The Company shall make any payment due to PPTI within ** after receipt of the statement. Any credit due to the Company shall be ** during or for the Additional Term, exclusive of the monthly payments specified above.

            (d) Notwithstanding anything else to the contrary contained herein, the parties agree that:

                  (i) Upon  expiration  of the Initial  Term, if the Company has paid the Minimum Payment each month of the Initial Term and has not received an aggregate of Initial Services and/or Materials equal to **, the Company shall ** for Materials, Additional Services, Design Services and/or other services provided hereunder after the Additional Term.

                  (ii) Any credit due the Company upon expiration of the Additional Term, may be applied to Materials, Additional Services, Design Services and/or other services provided hereunder ** following the expiration of the Additional Term or as the Company may reasonably request following consultation with PPTI. With respect to the Injectable Disk Nucleus product, for each ** subsequent to the Additional Term, **.

                  (iii) Intentionally omitted.

------------
**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.

                  (iv) During the Additional Term, specific external PPTI expenses authorized in writing by the Company for special supplies, services, or equipment in an amount ** in the aggregate per activity or task shall be paid by the Company to PPTI within ten (10) days of delivery of an invoice therefor from or on account of PPTI.


                  (v) **.

                  (vi) **.

                  (vii) On or before the first day of August, 2002, PPTI and the
            Company shall review the estimated Materials, Additional Services, Design Services and/or other services to be provided by PPTI to the Company for the remainder of the


------------
**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.

            Additional Term. The Company agrees to **.

      E. Schedules. The Amended and Restated Schedules 1, 2, 3, and 5 attached hereto supercede and replace in their entirety the existing Schedules 1, 2, 3 and 5 to the Original Agreement.

      F. Continuing Agreement. Each party hereby acknowledges that there have occurred no defaults under or breaches of the Original Agreement by the other party. Except as otherwise provided herein, the Original Agreement continues unchanged and in full force and effect.

      G. Conflicts. This Amendment supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between the Company and the PPTI with respect to such amendment. In the event of any conflict between the terms of this Amendment and the terms of the Original Agreement, the terms of this Amendment shall govern and control.

      H. Further Assurances. The Company and PPTI agree to execute such further instruments, agreements and document, and to take such further action as may be reasonably necessary to carry out the intent of this Amendment.

      I. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      J. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.


------------
**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


      SPINE WAVE, INC.


      By:/s/ Mark LoGuidice
         -------------------------------------
         Mark LoGuidice
         President and Chief Executive Officer


      PROTEIN POLYMER TECHNOLOGIES, INC.



      By:/s/ J. Thomas Parmeter
         -------------------------------------
         J. Thomas Parmeter
         President and Chief Executive Officer

                         AMENDED AND RESTATED SCHEDULE 1

           MATERIALS DURING THE INITIAL TERM AND FOR NON-CLINICAL USE
           ----------------------------------------------------------



      During the Initial Term, PPTI shall supply Materials to the Company for Non-Clinical Use at the Company's request as follows:


--------------------------------------------------------------------------------

Material supplied by PPTI:               Cost to Company:
--------------------------               ----------------

--------------------------------------------------------------------------------

For  each  Qualified  Lot of  Material    ** per each Qualified  Lot
(except as set forth below)

--------------------------------------------------------------------------------
For each Off-the-Shelf Lot of Material    **.

--------------------------------------------------------------------------------

For each  Additional  Qualified Lot of    ** per each Qualified Lot
Material

--------------------------------------------------------------------------------

"Additional Qualified Lot" shall mean any Qualified Lot of Material ordered by Company (i) after the Company orders ** Qualified Lots of Material and (ii) in excess of ** for any ** period; provided that, for purposes of clarity, orders in any ** shall be counted toward any ** period with either the immediately preceding or immediately subsequent month, but not both.

"Off-the-Shelf Lot" shall mean any lot of Material existing in PPTI's inventory as of the date of the Agreement.


------------
**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.


                                 Schedule 1 - 1

                         AMENDED AND RESTATED SCHEDULE 2

          MATERIALS DURING THE START-UP TERM SUBSEQUENT TO THE INITIAL
                           TERM AND FOR CLINICAL USE
          ------------------------------------------------------------


      During the Start-Up Term subsequent to the Initial Term or for purchases of Materials made for Clinical Use during the Start-Up Term, PPTI shall provide Materials to the Company at the Company's request as follows:

--------------------------------------------------------------------------------

Material:                                Cost:
---------                                -----

--------------------------------------------------------------------------------

For each  Qualified  Lot*  supplied by    ** per each Qualified Lot, **
PPTI for  non-clinical  use (except as
set forth below)

--------------------------------------------------------------------------------

For   each   Excess   Qualified   Lot*    ** per each Excess Qualified Lot, **
supplied by PPTI for non-clinical use

--------------------------------------------------------------------------------

For each  Qualified  Lot*  supplied by    ** per each Qualified Lot, **
PPTI for clinical use

--------------------------------------------------------------------------------

Qualified Lot* supplied by third-party    ** per each Qualified Lot
contract manufacturer


--------------------------------------------------------------------------------


"Excess Qualified Lot" shall mean any Qualified Lot of Material ordered by Company when PPTI accepts orders for more than ** of Material in any ** period during the Additional Term, any such ** determined consecutively from the start of the Additional Term.

**


------------
**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.


                                 Schedule 2 - 1

                        AMENDED AND RESTATED SCHEDULE 3

                           QUALITY CONTROL PROCEDURES **
                           --------------------------



------------
**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.

                                  Schedule 3-1

                        AMENDED AND RESTATED SCHEDULE 5

                               ADDITIONAL SERVICES **
                               -------------------



------------
**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.